                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   11/14/2002
                                 Date of Report

                               PET QUARTERS, INC.
             (Exact name of registrant as specified in its charter)

                                    Arkansas
                          (State or other jurisdiction
                                of incorporation)

                                     0-28469
                            (Commission File Number)

                                   62-1698524
                                  (IRS Employer
                               Identification No.)

                                   PO Box 6690
                            Sherwood, Arkansas 72124
          (Address, including Zip Code, of principal executive offices)

                                  801-880-5615
              (Registrant's telephone number, including area code)

Item 1.  Changes in Control of Registrant.

       Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

       Not Applicable.

Item 3.  Bankruptcy or Receivership.

       Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

       Not Applicable.

Item 5.  Other Events.

       Currently, the Company believes the audit for the 10-KSB for fiscal 2002 and the 10-QSB for the first quarter of fiscal 2003 will be prepared in the near future. However, these filings may not occur prior to Pet Quarters, Inc., being transferred from the OTCBB to a non-listed market or "pink sheets". After the
Company's 10-KSB for fiscal 2002 and the 10-QSB for the first quarter of fiscal
2003 have been filed, the Company will take all appropriate actions to ensure that Pet Quarters, Inc., common shares are prepared to be re-listed on the
OTCBB. Although, management believes these events are likely to occur, it can give no assurance they will be successful in these efforts.

       Recently, the Company terminated its office lease and the contact information has changed to the following. Address: PO Box 6690, Sherwood, AR
72124; Fax: 801-880-5615; email: info@petquarters.com. The current officer and directors of the Company have not received compensation since April 2002 and there can be no assurances that the Company may have the financial resources to pay them in the future.

       On August 15, 2002 the Company entered into a six-month financial consulting services agreement with Stanton, Walker & Company, a New York corporation. Additionally, the Company contracted with Fordham, Ltd, to provide consulting services for the Company. The consultants are providing advice and counsel to assist management in their efforts to restructure and reorganize the
Company. We issued a total of three million (3,000,000) shares of common stock through the Company's Management Incentive Plan (MIP) on August 28th. On August
15th, 2002, Sonfield & Sonfield, attorneys at law in Houston, Texas agreed to represent the corporation as special counsel in corporate and securities regulation matters. Their fee for performing these services will be paid by one or more unaffiliated shareholders of the Company.

       On July 18, 2002 Gregg Rollins resigned from his position as Chief
Financial Officer, Secretary of the Company and from all other positions in related companies and subsidiaries. Subsequently, Mr. Rollins has agreed to assist the Company in its reorganization efforts, which may include the preparation of documents relating to the 10-KSB or other required corporate filings.

Item 6.  Resignations of Registrant's Directors.

       Not Applicable.

Item 7.  Financial Statements and Exhibits.

       Not Applicable.

Item 8.  Change in Fiscal Year.

       Not Applicable.

Item 9.  Regulation FD Disclosure.

       Not Applicable.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          PET QUARTERS, INC.

                                          By: /s/ Steven Dempsey
                                              -----------------------
                                                  Steven Dempsey
                                                  Chief Executive Officer

DATE:   November 14, 2002